Exhibit 99.1
Rocket Fuel Reports Financial Results for First Quarter 2017

GAAP Revenue of $95.2 Million and Non-GAAP Spend of $99.1 Million in the First Quarter of 2017

Strong Growth in Platform Solutions Year over Year

REDWOOD CITY, Calif., May 9, 2017 - Rocket Fuel Inc. (NASDAQ: FUEL), a leading programmatic marketing platform provider, today announced financial results for the first quarter ended March 31, 2017.

Financial Highlights for the First Quarter of 2017

GAAP Revenue: $95.2 million, 9% below last year's first quarter total of $104.7 million.
Revenue derived from North America was $74.8 million, down 12% from last year's first quarter. Revenue from outside North America was $20.4 million, up 3% from last year.
Platform Solutions revenue grew significantly year-on-year, representing 29% of total revenue in the first quarter versus 16% in last year’s first quarter. Media Services revenue represented 71% and 84% of total revenue in the first quarter 2017 and the first quarter 2016, respectively.

Non-GAAP Spend: $99.1 million, down 7% compared to $106.3 million non-GAAP spend in the first quarter of 2016.
Non-GAAP spend derived from North America was $76.8 million, down 10% from last year's first quarter. Non-GAAP spend from outside North America was $22.3 million, up 5% from last year.

Platform Solutions revenue grew significantly year-on-year, representing 32% of non-GAAP spend in the first quarter versus 17% in last year’s first quarter. Media Services revenue was 68% and 83% of non-GAAP spend in the first quarter 2017 and the first quarter 2016, respectively.

Non-GAAP Net Revenue: $47.4 million, down 24% compared to $62.2 million non-GAAP Net Revenue in the first quarter of 2016.
GAAP Net Loss: $(22.5) million, or $(0.49) per diluted share compared to a net loss of $(20.8) million, or $(0.48) per diluted share, in the first quarter of 2016.
Non-GAAP Adjusted EBITDA: $(2.6) million, substantially unchanged from the first quarter of 2016.
Non-GAAP Adjusted Net Loss: $(12.1) million, or $(0.26) per diluted share, compared to an adjusted net loss of $(12.0) million, or $(0.28) per diluted share, for the first quarter of 2016.
GAAP Net Cash Used in Operating Activities: $(14.8) million, compared to $(2.8) million in the first quarter of 2016.
Non-GAAP Free Cash Flow: $(18.6) million, compared to $(7.5) million in the first quarter of 2016.
Cash and Cash Equivalents: $62.8 million as of March 31, 2017, compared to $84.0 million as of December 31, 2016.

Employee Headcount: 751 as of March 31, 2017, down from 917 in the first quarter of 2016.

“Rocket Fuel’s first quarter was highlighted by 70% year over year spend growth in Platform Solutions. Our Platform business represented a record 32% of the quarter’s total spend, evidence of the progress we are making transitioning Rocket Fuel towards a platform-oriented software model. While we expect our Media Services business to continue to contract in the near term, we are encouraged by the growth in both adoption, and spend, from our platform services business,” commented Randy Wootton, Chief Executive Officer.

“We believe total spend is a valuable new metric for investors as we transform to selling both technology and services versus selling solely a managed service,” added Stephen Snyder, Chief Financial Officer, “Our sharp focus on expenses and operational efficiency enabled us to deliver first quarter adjusted EBITDA results that were at the high end of our guidance range and flat with last year, despite a 7% decline in spend year over year. We believe we are making the right long-term decisions that will position Rocket Fuel for profitable growth over time”.

Financial Outlook for the Second Quarter of 2017

For the second quarter of 2017, the Company expects:
- Non-GAAP net revenue between $42.0 million and $48.0 million.
- Non-GAAP Adjusted EBITDA between negative $4.0 million and positive $2.0 million.
The Company does not reconcile its forward-looking non-GAAP financial measures, net revenue and adjusted EBITDA, to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections in respect to the interplay between revenue and the corresponding margins. Our Media Services and Platform Solutions have different media margins and the pace of the transition of some of our business from Media Services to Platform Solutions, the pace of adoption, or activation of existing Platform Solutions customers, and the corresponding future margins cannot be reasonably predicted. The GAAP measure net income includes stock-based compensation expense that is impacted by future hiring and retention needs, and the future share price of Rocket Fuel’s stock. Similarly, restructuring charges, which we exclude from our non-GAAP measure adjusted EBITDA, are impacted by future decisions and by actions involving our facilities that are difficult to predict. The actual amounts of these excluded items will have a significant impact on the Company’s GAAP net income. Accordingly, reconciliations of these two forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call, Webcast and Related Information
The Rocket Fuel first quarter 2017 teleconference and webcast is scheduled to begin at 2:00 PM Pacific time on Tuesday, May 9, 2017. To participate on the live call, analysts and investors should dial 1-888-503-8175, or outside the U.S. 719-325-2393, at least ten minutes prior to the call. Rocket Fuel will post supplemental slides with the Company's latest financial results on http://investor.rocketfuel.com under Events & Presentations concurrently with this earnings press release. Rocket Fuel will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of its website at http://investor.rocketfuel.com.

Use of Non-GAAP Measures

We provide information relating to non-GAAP spend, non-GAAP net revenue, non-GAAP adjusted EBITDA, non-GAAP adjusted net income (loss), non-GAAP operating expenses and non-GAAP free cash flow, which are financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have been included in this press release, or discussed on our teleconference and webcast, because they are measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short- and long-term operational plans.

We define non-GAAP spend as GAAP revenue plus platform media costs for a portion of our sales arrangements (customers with revenue recognized on a net basis per GAAP). Media costs consist of costs for advertising impressions we purchase from advertising exchanges or other third parties. A limitation of non-GAAP spend is that it is a measure designed for internal purposes to assess market share and scale, and to plan for optimal levels of support for our clients that may be unique to Rocket Fuel. This may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that have similar business arrangements but present the impact of media costs differently. Our management compensates for this limitation by also considering the comparable GAAP financial measures of revenue, media costs and other costs of revenue.

We define non-GAAP net revenue as GAAP revenue less media costs. A limitation of non-GAAP net revenue is that it is a measure designed for internal purposes that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that have similar business arrangements but present the impact of media costs differently. Our management compensates for this limitation by also considering the comparable GAAP financial measures of revenue, media costs and other costs of revenue.
We define non-GAAP adjusted EBITDA as GAAP net income (loss) before interest expense, other income (expense), net, income tax provision (benefit), depreciation and amortization expense (including amortization of capitalized software development expenses), stock-based compensation expense and related payroll taxes, acquisition and restructuring related expenses, and impairment charges. Non-GAAP adjusted EBITDA has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and non-GAAP adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP adjusted EBITDA is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP adjusted EBITDA does not consider the potentially dilutive impact of equity-based compensation; non-GAAP adjusted EBITDA does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP adjusted EBITDA alongside other financial performance measures, including cash flow metrics, net income (loss) and our other GAAP results.
We define non-GAAP adjusted net income (loss) as GAAP net income (loss) excluding stock-based compensation expense, amortization of intangible assets, impairment charges, acquisition and restructuring related expenses and the estimated tax impact of the foregoing items. A limitation of non-GAAP adjusted net income (loss) is that it is a measure that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define adjusted net income (loss) differently. This measure may also exclude expenses that may have a material impact on Rocket Fuel’s reported financial results. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net income (loss).
We define non-GAAP operating expenses as GAAP total costs and expenses less media costs, depreciation and amortization expense (including amortization of capitalized software development costs), impairment charges, stock-based compensation expense and related payroll taxes, and acquisition and restructuring related expense. Non-GAAP operating expenses has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and this measure does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP operating expenses is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP operating expenses does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP operating expenses does not consider the potentially dilutive impact of equity-based compensation; non-GAAP operating expenses does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP operating expenses differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP operating expenses alongside other financial performance measures, including total expenses, cash from operating activities and our other GAAP results.
In addition, we provide information about our non-GAAP free cash flow. We define non-GAAP free cash flow as the net cash provided by (or used in) operating activities less the cash used for purchases of property, equipment and software and for capitalized internal-use software development costs. A limitation of free cash flow is that it may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define free cash flow differently from us. This measure also does not represent the residual cash flow available to us for discretionary expenditures or investments because we have mandatory capital leases and debt service requirements that may have a material impact on Rocket Fuel’s liquidity. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net cash provided by (or used in) operating activities.
For a reconciliation of non-GAAP financial measures to the nearest comparable GAAP financial measures, see “Reconciliation from GAAP Revenue to Non-GAAP Spend,” “Reconciliation from GAAP Revenue to Non-GAAP Net Revenue,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)”, “Reconciliation from GAAP Total Cost and Expenses to Non-GAAP Operating Expenses" and “Reconciliation from GAAP Net Cash Provided by (Used in) Operating Activities to Non-GAAP Free Cash Flow" included in this press release.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP.

Cautions Regarding Forward-Looking Statements

This press release and the webcast of the same date contain forward-looking statements regarding future events and our future financial performance, including but not limited to expectations regarding total spend as a new metric; expected progress against achieving our strategic priorities; expectations regarding our platform solutions business and our media services business; expected changes in our customer and revenue mix and shifts in margins; our sales and marketing execution; industry trends; trends and growth in our business; technology; our customer, supplier and channel partner relationships; our operating expenses and cost structure; guidance for second quarter non-GAAP net revenue and non-GAAP adjusted EBITDA, and financial goals for fiscal year 2017. Words such as "expect," "believe," "intend," "plan," "goal," "focus," "anticipate," and other similar words are also intended to identify forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from the results anticipated by such statements, including, without limitation: our limited operating history, particularly as a relatively new public company; fluctuations in our operating results, including but not limited to fluctuations due to seasonality; changes in customers; our history of losses; our access to capital on acceptable terms; our ability to achieve the expected benefits of our restructuring and operating efficiency plans; risks due to employee attrition and integration of new leadership and employees; risks associated with margin shifts in our business; our ability to adequately address competition; our ability to serve the needs of agencies and agency holding companies; and risks to our ability to make the right investment decisions with regard to new products, technology, infrastructure, sales strategies and strategic imperatives in our key markets, including international.

Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2017 and in subsequent SEC filings. These forward-looking statements are made as of the date of this press release and the related webcast, and the Company expressly disclaims any obligation or undertaking to update the forward-looking statements contained herein or therein to reflect events that occur or circumstances that exist after the date on which the statements were made.

About Rocket Fuel

Rocket Fuel is a predictive marketing software company that uses artificial intelligence to empower agencies and marketers to anticipate people's need for products and services.

Headquartered in Redwood City, Calif., Rocket Fuel has more than 20 offices worldwide and trades on the NASDAQ Global Select Market under the ticker symbol "FUEL." Rocket Fuel, the Rocket Fuel logo, Moment Scoring, Advertising That Learns and Marketing That Learns are trademarks or registered trademarks of Rocket Fuel Inc. in the United States and other countries.

Investor Relations:
(650) 481-6082
ir@rocketfuel.com

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2017	2016
Assets
Current Assets:
Cash and cash equivalents	$62,756	$84,024
Accounts receivable, net	113,847	125,755
Prepaid expenses	3,455	2,598
Other current assets	6,420	3,049
Total current assets	186,478	215,426
Property, equipment and software, net	46,127	49,561
Restricted cash	1,760	1,749
Intangible assets, net	31,110	34,874
Deferred tax assets, net	716	574
Other assets	552	517
Total Assets	$266,743	$302,701

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$65,219	$83,001
Accrued and other current liabilities	33,322	33,486
Deferred revenue	3,539	2,856
Current portion of capital leases	9,379	8,325
Current portion of debt	70,915	71,190
Total current liabilities	182,374	198,858
Capital leases - Less current portion	5,679	6,721
Deferred rent - Less current portion	9,321	9,121
Other liabilities	1,429	850
Total liabilities	198,803	215,550

Stockholders' Equity:
Common stock	46	46
Additional paid-in capital	476,235	473,056
Accumulated other comprehensive loss	(846)	(925)
Accumulated deficit	(407,495)	(385,026)
Total stockholders' equity	67,940	87,151
Total Liabilities and Stockholders' Equity	$266,743	$302,701

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except loss per share data)

	Three Months Ended March 31,
	2017	2016
Revenue	$95,172	$104,745
Costs and expenses:
Media costs	47,756	42,559
Other cost of revenue (1)	21,505	20,085
Research and development (1)	7,270	10,639
Sales and marketing (1)	25,898	36,840
General and administrative (1)	10,701	14,321
Restructuring	3,768	(199)
Total costs and expenses	116,898	124,245
Operating loss	(21,726)	(19,500)
Interest expense	1,137	1,237
Other (income) expense, net	(552)	(194)
Loss before income taxes	$(22,311)	$(20,543)
Income tax provision	158	230
Net loss	$(22,469)	$(20,773)

Basic and diluted net loss per share attributable to common stockholders	$(0.49)	$(0.48)
Basic and diluted weighted-average shares used to compute net loss per share attributable to common stockholders	46,261	43,601

(1)	Includes unaudited stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,
	2017	2016
Other cost of revenue	$395	$530
Research and development	542	1,365
Sales and marketing	789	1,489
General and administrative	1,122	1,426
	$2,848	$4,810

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Three Months Ended March 31,
	2017	2016
Operating Activities:
Net loss	$(22,469)	$(20,773)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	12,544	12,264
Impairment of long-lived assets	2,281	—
Accelerated amortization of leasehold improvements	—	3,533
Stock-based compensation expense	2,848	4,810
Deferred taxes	(126)	—
Other non-cash adjustments, net	249	1,350
Changes in operating assets and liabilities:
Accounts receivable	11,416	14,103
Prepaid expenses and other assets	(4,180)	(1,796)
Accounts payable, accrued and other liabilities	(18,164)	(12,697)
Deferred rent	126	(3,074)
Deferred revenue	682	(474)
Net cash used in operating activities	(14,793)	(2,754)

Investing Activities:
Purchases of property, equipment and software	(1,264)	(1,787)
Capitalized internal-use software development costs	(2,505)	(2,924)
Other investing activities	116	332
Net cash used in investing activities	(3,653)	(4,379)

Financing Activities:
Proceeds from employee stock plans, net	107	28
Tax withholdings related to net share settlements of restricted stock units	(155)	(241)
Repayment of capital lease obligations	(2,440)	(2,092)
Proceeds from debt facilities, net of issuance costs	(356)	22,350
Repayment of debt facilities	—	(24,000)
Net cash used in financing activities	(2,844)	(3,955)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	22	(80)
Change in Cash and Cash Equivalents	(21,268)	(11,168)
Cash and Cash Equivalents—Beginning of period	84,024	78,560
Cash and Cash Equivalents—End of period	$62,756	$67,392

Rocket Fuel Inc.
UNAUDITED NON-GAAP MEASURES
(In thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
Non-GAAP spend	$99,067	$106,268
Non-GAAP net revenue	$47,416	$62,186
Non-GAAP adjusted EBITDA	$(2,567)	$(2,625)
Non-GAAP adjusted net income (loss)	$(12,089)	$(12,035)
Non-GAAP adjusted net income (loss) per diluted share	$(0.26)	$(0.28)
Non-GAAP operating expenses	$49,983	$64,811
Non-GAAP free cash flow	$(18,562)	$(7,465)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP REVENUE TO NON-GAAP SPEND
(In thousands)

	Three Months Ended March 31,
	2017	2016
Revenue	$95,172	$104,745
Add: Media costs reduced by net basis accounting	3,895	1,523
Non-GAAP spend	$99,067	$106,268

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP REVENUE TO NON-GAAP NET REVENUE
(In thousands)

	Three Months Ended March 31,
	2017	2016
Revenue	$95,172	$104,745
Less: Media costs	47,756	42,559
Non-GAAP net revenue	$47,416	$62,186

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(In thousands)

	Three Months Ended March 31,
	2017	2016
Net loss	$(22,469)	$(20,773)
Adjustments:
Interest expense	1,137	1,237
Income tax provision (benefit)	158	230
Amortization of intangibles	3,764	4,127
Amortization of capitalized software	3,005	2,290
Depreciation	5,774	5,847
Stock-based compensation expense	2,848	4,810
Other (income) expense, net	(552)	(194)
Restructuring expense	3,768	(199)
Total adjustments	19,902	18,148
Non-GAAP adjusted EBITDA	$(2,567)	$(2,625)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME (LOSS)
(In thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
Net loss	$(22,469)	$(20,773)
Stock-based compensation expense	2,848	4,810
Amortization of intangible assets	3,764	4,127
Restructuring expense	3,768	(199)
Non-GAAP adjusted net income (loss)	$(12,089)	$(12,035)

Basic and diluted net loss per share attributable to common stockholders	$(0.49)	$(0.48)

Non-GAAP adjusted net income (loss) per diluted share	$(0.26)	$(0.28)

Weighted average shares used in computing non-GAAP adjusted net income (loss) per diluted share	46,261	43,601

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP TOTAL COSTS AND EXPENSES TO NON-GAAP OPERATING EXPENSES
(In thousands)

	Three Months Ended March 31,
	2017	2016
Total costs and expenses	$116,898	$124,245
Less media costs	47,756	42,559
Adjustments:
Amortization of intangibles	3,764	4,127
Amortization of capitalized software	3,005	2,290
Depreciation	5,774	5,847
Stock-based compensation expense	2,848	4,810
Restructuring expense	3,768	(199)
Total adjustments	19,159	16,875
Non-GAAP operating expenses	$49,983	$64,811

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(In thousands)

	Three Months Ended March 31,
	2017	2016
Net cash used in operating activities	(14,793)	(2,754)
Less: Purchases of property, equipment and software	(1,264)	(1,787)
Less: Capitalized internal-use software development costs	(2,505)	(2,924)
Non-GAAP free cash flow	$(18,562)	$(7,465)
Net cash used in investing activities	(3,653)	(4,379)
Net cash used in financing activities	(2,844)	(3,955)